Exhibit 99.1

BIOMET ANNOUNCES SECOND QUARTER OF FISCAL YEAR 2012 FINANCIAL RESULTS

WARSAW, Ind., January 10, 2012 – Biomet, Inc. announced today financial results for its second fiscal quarter ended November 30, 2011. The Company announced preliminary net sales results for the fiscal second quarter in its press release issued December 19, 2011, which is posted on Biomet’s website at www.biomet.com in the Investors Section. There have been no changes to the net sales results following the release of the preliminary net sales results.

Second Quarter Financial Results

Net sales during the second quarter of fiscal year 2012 increased 4% to $725.1 million compared to net sales during the second quarter of fiscal year 2011 of $698.3 million. On a constant currency basis, net sales increased 3% during the second quarter.

Special items (pre-tax) totaled $115.9 million during the second quarter, including $85.1 million of non-cash amortization and depreciation expense related to the Merger and $30.8 million of non-Merger related special items, primarily associated with Biomet’s operational improvement program.

On a reported basis, operating income was $103.8 million during the second quarter of fiscal year 2012, compared to operating income of $105.8 million during the second quarter of fiscal year 2011. Adjusted operating income totaled $219.7 million during the second quarter of fiscal year 2012.

Adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the second quarter was $266.3 million, or 36.7% of net sales during the second quarter of fiscal year 2012, compared to adjusted EBITDA of $263.7 million in the second quarter of fiscal 2011.

Interest expense was $120.8 million during the second quarter of fiscal year 2012, compared to $122.9 million during the second quarter of the prior year, principally due to lower average interest rates on the Company’s term loan facilities.

On a reported basis, cash flow from operations totaled $10.7 million for the second quarter of fiscal year 2012, reflecting $191.7 million of cash interest paid in the quarter. Free cash flow (operating cash flow of $10.7 million minus capital expenditures of $42.0 million) was a use of cash of $31.3 million.

The Company’s reported gross debt was $5.921 billion as of November 30, 2011, and cash and cash equivalents as defined in the Company’s credit agreement dated September 25, 2007, totaled $384 million, which resulted in net debt of $5.537 billion. From May 31, 2008, the first fiscal year-end after the Merger, to November 30, 2011, net debt decreased by $636 million as a result of an increase in cash and cash equivalents of $256 million and a $380 million reduction of gross debt. The reduction of gross debt includes a $188 million decrease due to favorable foreign currency translation on the Company’s euro-denominated debt.

The Company’s senior secured leverage ratio as of November 30, 2011 was 3.33 times the last twelve months (“LTM”) adjusted EBITDA, as defined by our credit agreement, compared to 4.16 times at May 31, 2008. The net debt leverage ratio was 5.47 times LTM adjusted EBITDA at November 30, 2011, compared to 6.97 times as of May 31, 2008.

P.O. Box 587 • Warsaw, IN 46581-0587 • Office: 574.267.6639 • www.biomet.com

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses large joint reconstructive products, including orthopedic joint replacement devices, and bone cements and accessories; sports medicine, extremities and trauma products, including internal and external orthopedic fixation devices; spine and bone healing products, including spine hardware, spinal stimulation devices, and orthobiologics, as well as electrical bone growth stimulators and softgoods and bracing; dental reconstructive products; and other products, including microfixation products and autologous therapies. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer, at (574) 372-1687 or Barbara Goslee, Director, Corporate Communications at (574) 372-1514.

Financial Schedule Presentation

The Company’s unaudited condensed consolidated financial statements as of and for the three months and six months ended November 30, 2011 and 2010 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles (“GAAP”) in the United States (except with respect to certain non-GAAP financial measures discussed below) and reflects purchase accounting adjustments related to the Merger referenced below.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency (constant currency), operating income as adjusted, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as adjusted (as defined by our credit agreement, the method to calculate this is likely to be different from methods used by other companies), net income as adjusted, gross profit as adjusted, selling, general and administrative expense as adjusted, research and development expense as adjusted, cash and cash equivalents (as defined by our credit agreement), net debt, senior secured leverage ratio, total leverage ratio (net debt), free cash flow, and unlevered cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in the press release.

The term “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization, other (income) expense, and/or exclude certain expenses as defined by our credit agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the private equity owners, certain severance charges, purchase accounting costs, stock-based compensation, litigation costs, and other related charges.

These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP in the United States. Biomet management believes that these non-GAAP financial measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

Non-GAAP Reconciliation

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

Reclassifications

Certain prior period amounts have been reclassified to conform to the current presentation. Such reclassifications were limited to net sales information by product category. The current presentation aligns with how the Company presently reports sales and markets its products.

The Merger

Biomet, Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., which we refer to in this press release as the “Merger”, on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Capital.

Biomet, Inc.

Product Net Sales*

Three Month Period Ended November 30, 2011 and November 30, 2010

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2011		Three Months Ended November 30, 2010		Reported Growth %		Constant Currency Growth %
Large Joint Reconstructive	$442.3		$422.8		5%		3%
Sports, Extremities, Trauma (S.E.T.)	85.4		75.7		13%		12%
Spine & Bone Healing	77.3		81.2		(5)%		(5)%
Dental	73.6		71.7		3%		1%
Other	46.5		46.9		(1)%		(1)%

Net Sales	$725.1		$698.3		4%		3%

	Three Months Ended November 30, 2011 Net Sales Growth As Reported		Currency Impact		Three Months Ended November 30, 2011 Net Sales Growth in Local Currencies
Large Joint Reconstructive	5%		(2	) %	3%
Knees	2%		(1	) %	1%
Hips	7%		(1	) %	6%
Bone Cement and Other	13%		(1	) %	12%
Sports, Extremities, Trauma (S.E.T.)	13%		(1	) %	12%
Sports Medicine	19%		-%		19%
Extremities	15%		(1	) %	14%
Trauma	-%		(1	) %	(1	) %
Spine & Bone Healing	(5	) %	-%		(5	) %
Spine	(5	) %	(1	) %	(6	) %
Bone Healing	(4	) %	-%		(4	) %
Dental	3%		(2	) %	1%
Other	(1	) %	-%		(1	) %

Net Sales	4%		(1	) %	3%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Product Net Sales*

Six Month Period Ended November 30, 2011 and November 30, 2010

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2011		Six Months Ended November 30, 2010		Reported Growth %		Constant Currency Growth %
Large Joint Reconstructive	$839.3		$802.5		5%		2%
Sports, Extremities, Trauma (S.E.T.)	165.5		147.8		12%		10%
Spine & Bone Healing	153.4		165.9		(8	) %	(8	) %
Dental	132.9		128.3		4%		-%
Other	98.6		94.5		5%		2%

Net Sales	$1,389.7		$1,339.0		4%		1%

	Six Months Ended November 30, 2011 Net Sales Growth As Reported		Currency Impact		Six Months Ended November 30, 2011 Net Sales Growth in Local Currencies
Large Joint Reconstructive	5%		(3	) %	2%
Knees	2%		(2	) %	-%
Hips	7%		(3	) %	4%
Bone Cement and Other	12%		(4	) %	8%
Sports, Extremities, Trauma (S.E.T.)	12%		(2	) %	10%
Sports Medicine	16%		(2	) %	14%
Extremities	17%		(2	) %	15%
Trauma	(1	) %	(2	) %	(3	) %
Spine & Bone Healing	(8	) %	-%		(8	) %
Spine	(8	) %	-%		(8	) %
Bone Healing	(7	) %	-%		(7	) %
Dental	4%		(4	) %	-%
Other	5%		(3	) %	2%

Net Sales	4%		(3	) %	1%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Geographic Net Sales Percentage Summary*

Three Month Period Ended November 30, 2011 and November 30, 2010

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2011	Three Months Ended November 30, 2010		Reported Growth %	Constant Currency Growth %
Geographic Sales:
United States	$426.3	$416.9		2%	2%
Europe	195.1	188.8		3%	1%
International	103.7	92.6		12%	8%

Net Sales	$725.1	$698.3		4%	3%

	Three Months Ended November 30, 2011 Net Sales Growth As Reported	Currency Impact		Three Months Ended November 30, 2011 Net Sales Growth Local Currencies
United States	2%	-%		2%
Europe	3%	(2	) %	1%
International	12%	(4	) %	8%

Total	4%	(1	) %	3%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Geographic Net Sales Percentage Summary*

Six Month Period Ended November 30, 2011 and November 30, 2010

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2011	Six Months Ended November 30, 2010		Reported Growth %		Constant Currency Growth %
Geographic Sales:
United States	$841.0	$836.0		1%		1%
Europe	343.6	326.0		5%		(1	) %
International	205.1	177.0		15%		8%

Net Sales	$1,389.7	$1,339.0		4%		1%

	Six Months Ended November 30, 2011 Net Sales Growth As Reported	Currency Impact		Six Months Ended November 30, 2011 Net Sales Growth Local Currencies
United States	1%	-%		1%
Europe	5%	(6	) %	(1	) %
International	15%	(7	) %	8%

Total	4%	(3	) %	1%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2011	Three Months Ended November 30, 2010
Net sales	$725.1	$698.3
Cost of sales	234.9	207.5

Gross profit	490.2	490.8
Gross profit percentage	67.6%	70.3%

Selling, general and administrative expense	270.9	260.6
Research and development expense	31.1	29.6
Amortization	84.4	94.8

Operating income	103.8	105.8
Percentage of Net Sales	14.3%	15.2%

Other (income) expense	4.9	(3.9)
Interest expense	120.8	122.9

Loss before income taxes	(21.9)	(13.2)

Benefit from income taxes	(7.9)	(5.6)

Tax rate	36.1%	42.4%

Net loss	$(14.0)	$(7.6)

Percentage of Net Sales	-1.9%	-1.1%

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2011	Six Months Ended November 30, 2010
Net sales	$1,389.7	$1,339.0
Cost of sales	450.2	401.5

Gross profit	939.5	937.5
Gross profit percentage	67.6%	70.0%

Selling, general and administrative expense	532.5	512.5
Research and development expense	63.1	59.5
Amortization	167.4	190.0

Operating income	176.5	175.5
Percentage of Net Sales	12.7%	13.1%

Other (income) expense	12.1	(5.7)
Interest expense	246.2	249.7

Loss before income taxes	(81.8)	(68.5)

Benefit from income taxes	(28.6)	(43.1)

Tax rate	35.0%	62.9%

Net loss	$(53.2)	$(25.4)

Percentage of Net Sales	-3.8%	-1.9%

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Income, as reported to Operating Income, as adjusted*

(in millions, unaudited)

	Three Months Ended November 30, 2011	Three Months Ended November 30, 2010
Operating income, as reported	$103.8	$105.8
Purchase accounting depreciation	4.5	4.4
Purchase accounting amortization	80.6	92.5

Total merger related depreciation and amortization	85.1	96.9

Stock-based compensation expense	4.0	4.3
Litigation settlements and reserves and other legal fees	7.5	3.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	16.5	8.4
Sponsor fee	2.8	2.6

Total non-merger related items	30.8	18.4

Total items (pre-tax) excluded per our credit agreement	115.9	115.3

Operating income, as adjusted*	$219.7	$221.1

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Income, as reported to Operating Income, as adjusted*

(in millions, unaudited)

	Six Months Ended November 30, 2011	Six Months Ended November 30, 2010
Operating income, as reported	$176.5	$175.5
Purchase accounting depreciation	9.1	8.8
Purchase accounting amortization	161.5	184.9

Total merger related depreciation and amortization	170.6	193.7

Stock-based compensation expense	8.7	9.4
Litigation settlements and reserves and other legal fees	8.5	7.4
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	32.9	17.7
Sponsor fee	4.8	4.9

Total non-merger related items	54.9	39.4

Total items (pre-tax) excluded per our credit agreement	225.5	233.1

Operating income, as adjusted*	$402.0	$408.6

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to EBITDA, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2011	Three Months Ended November 30, 2010
Net loss, as reported	$(14.0)	$(7.6)
Depreciation	47.3	44.7
Amortization	84.4	94.8
Interest expense	120.8	122.9
Other (income) expense, net	4.9	(3.9)
Income tax benefit	(7.9)	(5.6)
Stock-based compensation expense	4.0	4.3
Litigation settlements and reserves and other legal fees	7.5	3.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	16.5	8.4
Sponsor fee	2.8	2.6

EBITDA, as adjusted*	$266.3	$263.7

Net sales	$725.1	$698.3
EBITDA percentage, as adjusted*	36.7%	37.8%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to EBITDA, as adjusted*

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2011	Six Months Ended November 30, 2010
Net loss, as reported	$(53.2)	$(25.4)
Depreciation	94.1	86.2
Amortization	167.4	190.0
Interest expense	246.2	249.7
Other (income) expense, net	12.1	(5.7)
Income tax benefit	(28.6)	(43.1)
Stock-based compensation expense	8.7	9.4
Litigation settlements and reserves and other legal fees	8.5	7.4
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	32.9	17.7
Sponsor fee	4.8	4.9

EBITDA, as adjusted*	$492.9	$491.1

Net sales	$1,389.7	$1,339.0
EBITDA percentage, as adjusted*	35.5%	36.7%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to Net Income, as adjusted*

(in millions, unaudited)

	Three Months Ended November 30, 2011	Three Months Ended November 30, 2010
Net loss, as reported	$(14.0)	$(7.6)
Purchase accounting depreciation	4.5	4.4
Purchase accounting amortization	80.6	92.5
Stock-based compensation expense	4.0	4.3
Litigation settlements and reserves and other legal fees	7.5	3.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	16.5	8.4
Sponsor fee	2.8	2.6
Tax effect on special and purchase accounting items**	(38.9)	(41.7)

Net income, as adjusted*	$63.0	$66.0

* See Non-GAAP Financial Measures Disclosure

** The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to Net Income, as adjusted*

(in millions, unaudited)

	Six Months Ended November 30, 2011	Six Months Ended November 30, 2010
Net loss, as reported	$(53.2)	$(25.4)
Purchase accounting depreciation	9.1	8.8
Purchase accounting amortization	161.5	184.9
Stock-based compensation expense	8.7	9.4
Litigation settlements and reserves and other legal fees	8.5	7.4
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	32.9	17.7
Sponsor fee	4.8	4.9
Tax effect on special and purchase accounting items**	(80.7)	(90.9)

Net income, as adjusted*	$91.6	$116.8

* See Non-GAAP Financial Measures Disclosure

** The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

Biomet, Inc.

Other Financial Information

Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2011	Three Months Ended November 30, 2010
Gross profit, as reported	$490.2	$490.8
Purchase accounting depreciation	4.5	4.4
Litigation settlements and reserves and other legal fees	(0.1)	-
Stock-based compensation expense	0.2	0.3
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	12.3	5.7

Gross profit, as adjusted*	$507.1	$501.2

Net sales	$725.1	$698.3
Gross profit percentage, as reported	67.6%	70.3%
Gross profit percentage, as adjusted*	69.9%	71.8%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2011	Six Months Ended November 30, 2010
Gross profit, as reported	$939.5	$937.5
Purchase accounting depreciation	9.1	8.8
Litigation settlements and reserves and other legal fees	(0.1)	-
Stock-based compensation expense	0.5	0.6
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	22.5	12.5

Gross profit, as adjusted*	$971.5	$959.4

Net sales	$1,389.7	$1,339.0
Gross profit percentage, as reported	67.6%	70.0%
Gross profit percentage, as adjusted*	69.9%	71.7%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative

Expense, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2011	Three Months Ended November 30, 2010
Selling, general and administrative expense, as reported	$270.9	$260.6
Stock-based compensation expense	(3.4)	(3.6)
Litigation settlements and reserves and other legal fees	(7.6)	(3.1)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(4.1)	(2.2)
Sponsor fee	(2.8)	(2.6)

Selling, general and administrative expense, as adjusted*	$253.0	$249.1

Net sales	$725.1	$698.3
SG&A as a percentage of net sales, as reported	37.4%	37.3%
SG&A as a percentage of net sales, as adjusted*	34.9%	35.7%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative

Expense, as adjusted*

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2011	Six Months Ended November 30, 2010
Selling, general and administrative expense, as reported	$532.5	$512.5
Stock-based compensation expense	(7.3)	(7.8)
Litigation settlements and reserves and other legal fees	(8.6)	(7.4)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(10.2)	(4.3)
Sponsor fee	(4.8)	(4.9)

Selling, general and administrative expense, as adjusted*	$501.6	$488.1

Net sales	$1,389.7	$1,339.0
SG&A as a percentage of net sales, as reported	38.3%	38.3%
SG&A as a percentage of net sales, as adjusted*	36.1%	36.5%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*

(in millions, except percentages, unaudited)

	Three Months Ended November 30, 2011	Three Months Ended November 30, 2010
Research and development expense, as reported	$31.1	$29.6
Stock-based compensation expense	(0.4)	(0.4)
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.1)	(0.5)

Research and development expense, as adjusted*	$30.6	$28.7

Net sales	$725.1	$698.3
R&D as a percentage of net sales, as reported	4.3%	4.2%
R&D as a percentage of net sales, as adjusted*	4.2%	4.1%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*

(in millions, except percentages, unaudited)

	Six Months Ended November 30, 2011	Six Months Ended November 30, 2010
Research and development expense, as reported	$63.1	$59.5
Stock-based compensation expense	(0.9)	(1.0)
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.2)	(0.9)

Research and development expense, as adjusted*	$62.0	$57.6

Net sales	$1,389.7	$1,339.0
R&D as a percentage of net sales, as reported	4.5%	4.4%
R&D as a percentage of net sales, as adjusted*	4.5%	4.3%

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Condensed Consolidated Balance Sheets

(in millions, unaudited)

	(Preliminary) November 30, 2011	May 31, 2011
Assets
Cash and cash equivalents	$383.9	$327.8
Accounts receivable, net	495.8	480.1
Income tax receivable	3.7	5.4
Short-term investments	6.6	41.4
Inventories	561.8	582.5
Current deferred income taxes	71.0	71.5
Prepaid expenses and other	104.3	109.7
Property, plant and equipment, net	596.2	638.4
Intangible assets, net	4,339.7	4,534.4
Goodwill	4,429.8	4,470.1
Other assets	80.1	95.7

Total Assets	$11,072.9	$11,357.0

Liabilities and Shareholder’s Equity
Current liabilities, excluding debt	$465.2	$502.0
Current portion of long-term debt	36.5	37.4
Long-term debt, net of current portion	5,884.9	5,982.9
Deferred income taxes, long-term	1,396.1	1,487.6
Other long-term liabilities	191.3	172.0
Shareholder’s equity	3,098.9	3,175.1

Total Liabilities and Shareholder’s Equity	$11,072.9	$11,357.0

Net Debt (a)*	$5,537.5	$5,659.4

(a)	Net debt is the sum of total debt less cash and cash equivalents, as defined by the credit agreement. Cash and cash equivalents at May 31, 2011 includes $33.1 million of time deposits with maturities of less than 2 years.

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Senior Secured Leverage Ratio*

(in millions, except ratios, unaudited)

	November 30, 2011		May 31, 2008
Senior Secured Debt:

USD Term Loan B	$2,246.4		$2,328.3
EUR Term Loan B	1,120.3		1,355.2
Asset Based Revolver	-		-
Cash Flow Revolvers	-		-

Consolidated Senior Secured Debt	3,366.7	A	3,683.5	D

Senior Notes	2,550.2		2,570.7
European Operations	4.5		46.6

Consolidated Total Debt	5,921.4		6,300.8

Cash and Cash Equivalents* **	(383.9)		(127.6)

Net Debt*	$5,537.5	B	$6,173.2	E

LTM Adjusted EBITDA

Quarter 3 Fiscal 2011 Adjusted EBITDA	258.4
Quarter 4 Fiscal 2011 Adjusted EBITDA	260.9
Quarter 1 Fiscal 2012 Adjusted EBITDA	226.6
Quarter 2 Fiscal 2012 Adjusted EBITDA	266.3
“Run Rate” Cost Savings**	-

Quarter 2 2012 LTM Adjusted EBITDA*	$1,012.2	C

Fiscal 2008 LTM Adjusted EBITDA			829.1
“Run Rate” Cost Savings**			57.0

Fiscal 2008 LTM Adjusted EBITDA*			$886.1	F

Senior Secured Leverage Ratio*	3.33	A / C	4.16	D / F
Total Leverage Ratio (Net Debt)*	5.47	B / C	6.97	E / F

* See Non-GAAP Financial Measures Disclosure

** As defined by the Credit Agreement dated September 25, 2007

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to EBITDA, as adjusted*

(in millions, unaudited)

	Three Months Ended May 31, 2011	Three Months Ended February 28, 2011
Net loss, as reported	$(806.5)	$(11.6)
Depreciation	46.9	48.0
Amortization	84.6	93.3
Interest expense	125.2	124.0
Other (income) expense, net	(2.5)	(3.0)
Income tax benefit	(163.5)	(14.5)
Stock-based compensation expense	(1.9)	5.2
Litigation settlements and reserves and other legal fees	2.8	2.3
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	31.9	12.0
Sponsor fee	2.5	2.7
Goodwill and intangible assets impairment charge	941.4	-

EBITDA, as adjusted*	$260.9	$258.4

	Year Ended May 31, 2008
Net loss, as reported	$(1,018.8)
Depreciation	140.8
Amortization	329.8
Interest expense	516.6
Other (income) expense, net	9.1
Income tax benefit	(257.4)
Additional cost of sales for inventory write up to fair value	160.2
In-process research and development	479.0
Financing fees related to merger	171.6
Share-based payment	25.8
In-the-money stock option settlement	112.8
Distributor agreements	41.7
Department of Justice	26.9
Investment banker fee	29.6
Consulting expenses related to operational improvement initiatives, severance for former executives, sponsor fees and other related costs	49.6
Additional legal/merger related fees	11.8

EBITDA, as adjusted*	$829.1

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Consolidated Statement of Cash Flows

(in millions, unaudited)

	Fiscal 2012
	Three Months Ended August 31, 2011	(Preliminary) Three Months Ended November 30, 2011	(Preliminary) Six Months Ended November 30, 2011
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(39.2)	$(14.0)	$(53.2)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	129.8	131.7	261.5
Amortization of deferred financing costs	2.8	2.7	5.5
Stock-based compensation expense	4.7	4.0	8.7
Recovery of doubtful accounts receivable	(2.5)	-	(2.5)
Loss on impairment of investments	9.2	7.3	16.5
Property, plant and equipment impairment charge	-	0.4	0.4
Provision for inventory obsolescence	(0.5)	4.3	3.8
Deferred income taxes	(67.0)	(20.6)	(87.6)
Other	(0.6)	2.4	1.8
Changes in operating assets and liabilities:
Accounts receivable	21.3	(59.2)	(37.9)
Inventories	(2.2)	3.6	1.4
Prepaid expenses	2.7	(0.7)	2.0
Accounts payable	(1.5)	7.7	6.2
Income taxes	22.4	(4.6)	17.8
Accrued interest	67.8	(73.2)	(5.4)
Accrued expenses and other	(24.1)	18.9	(5.2)

Net cash provided by operating activities	123.1	10.7	133.8

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	33.7	-	33.7
Purchases of investments	(0.2)	-	(0.2)
Net proceeds from sale of property and equipment	0.1	13.0	13.1
Capital expenditures	(39.2)	(42.0)	(81.2)
Acquisitions, net of cash acquired	(3.9)	(10.5)	(14.4)

Net cash used in investing activities	(9.5)	(39.5)	(49.0)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Payments under European facilties	(0.5)	(0.3)	(0.8)
Payments under senior secured credit facilities	(8.9)	(9.1)	(18.0)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.3)	(0.8)	(1.1)

Net cash used in financing activities	(9.7)	(10.2)	(19.9)
Effect of exchange rate changes on cash	(0.5)	(8.3)	(8.8)

Increase (decrease) in cash and cash equivalents	103.4	(47.3)	56.1
Cash and cash equivalents, beginning of period	327.8	431.2	327.8

Cash and cash equivalents, end of period	$431.2	$383.9	$383.9

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$55.0	$191.7	$246.7

Income taxes	$20.7	$16.1	$36.8

Biomet, Inc.

Consolidated Statement of Cash Flows

(in millions, unaudited)

	Fiscal 2011
	Three Months Ended August 31, 2010	Three Months Ended November 30, 2010	Six Months Ended November 30, 2010
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(17.8)	$(7.6)	$(25.4)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	136.7	139.5	276.2
Amortization of deferred financing costs	2.8	2.9	5.7
Stock-based compensation expense	5.1	4.3	9.4
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(1.6)
Gain on sale of investments	-	(2.6)	(2.6)
Provision for inventory obsolescence	1.7	5.3	7.0
Deferred income taxes	(43.8)	(10.6)	(54.4)
Other	0.5	(18.2)	(17.7)
Changes in operating assets and liabilities:
Accounts receivable	27.1	(28.6)	(1.5)
Inventories	(18.3)	(33.2)	(51.5)
Prepaid expenses	(12.2)	10.5	(1.7)
Accounts payable	(0.6)	3.0	2.4
Income taxes	4.3	2.9	7.2
Accrued interest	67.7	(74.3)	(6.6)
Accrued expenses and other	(20.6)	27.1	6.5

Net cash provided by operating activities	131.3	20.1	151.4
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	3.8	7.9	11.7
Net proceeds from sale of property and equipment	-	4.8	4.8
Capital expenditures	(36.5)	(52.3)	(88.8)
Acquisitions, net of cash acquired	(9.6)	(6.8)	(16.4)

Net cash used in investing activities	(42.3)	(46.4)	(88.7)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under European facilities	0.1	-	0.1
Payments under European facilities	(0.6)	(0.5)	(1.1)
Payments under senior secured credit facilities	(8.5)	(8.7)	(17.2)
Repurchases of senior notes	-	(11.2)	(11.2)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(1.0)

Net cash used in financing activities	(9.2)	(21.2)	(30.4)
Effect of exchange rate changes on cash	5.1	2.1	7.2

Increase (decrease) in cash and cash equivalents	84.9	(45.4)	39.5
Cash and cash equivalents, beginning of period	189.1	274.0	189.1

Cash and cash equivalents, end of period	$274.0	$228.6	$228.6

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$56.3	$194.5	$250.8

Income taxes	$6.5	$11.2	$17.7

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

	Fiscal 2012
	Three Months Ended August 31, 2011	(Preliminary) Three Months Ended November 30, 2011	(Preliminary) Six Months Ended November 30, 2011
Net loss	$(39.2)	$(14.0)	$(53.2)
Adjustments:
Depreciation and amortization	129.8	131.7	261.5
Amortization of deferred financing costs	2.8	2.7	5.5
Stock-based compensation expense	4.7	4.0	8.7
Recovery of doubtful accounts receivable	(2.5)	-	(2.5)
Loss on impairment of investments	9.2	7.3	16.5
Property, plant and equipment impairment charge	-	0.4	0.4
Provision for inventory obsolescence	(0.5)	4.3	3.8
Deferred income taxes	(67.0)	(20.6)	(87.6)
Other	(0.6)	2.4	1.8

TOTAL	36.7	118.2	154.9
Changes In:
Accounts receivables	21.3	(59.2)	(37.9)
Inventories	(2.2)	3.6	1.4
Prepaid expenses	2.7	(0.7)	2.0
Accounts payable	(1.5)	7.7	6.2
Income taxes	22.4	(4.6)	17.8
Accrued interest	67.8	(73.2)	(5.4)
Accrued expenses and other	(24.1)	18.9	(5.2)

Net cash provided by operating activities	$123.1	$10.7	$133.8
Capital expenditures	(39.2)	(42.0)	(81.2)

Free Cash Flow*	$83.9	$(31.3)	$52.6
Acquisitions, net of cash acquired	(3.9)	(10.5)	(14.4)
Proceeds from sales/maturities of investments	33.7	-	33.7
Purchases of investments	(0.2)	-	(0.2)
Net proceeds from sale of property and equipment	0.1	13.0	13.1
Repurchase of LVB Acquisition, Inc. shares	(0.3)	(0.8)	(1.1)
Add back: cash paid for interest	55.0	191.7	246.7
Effect of exchange rates on cash	(0.5)	(8.3)	(8.8)

Unlevered Free Cash Flow* (1)	$167.8	$153.8	$321.6

(1) Cash flow that does not take into account the interest payments required on outstanding debt, among other financing and investing activities. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).

* See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

	Fiscal 2011
	Three Months Ended August 31, 2010	Three Months Ended November 30, 2010	Six Months Ended November 30, 2010
Net loss	$(17.8)	$(7.6)	$(25.4)
Adjustments:
Depreciation and amortization	136.7	139.5	276.2
Amortization of deferred financing costs	2.8	2.9	5.7
Stock-based compensation expense	5.1	4.3	9.4
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(1.6)
Gain on sale of investments	-	(2.6)	(2.6)
Provision for inventory obsolescence	1.7	5.3	7.0
Deferred income taxes	(43.8)	(10.6)	(54.4)
Other	0.5	(18.2)	(17.7)

TOTAL	83.9	112.7	196.6
Changes In:
Accounts receivables	27.1	(28.6)	(1.5)
Inventories	(18.3)	(33.2)	(51.5)
Prepaid expenses	(12.2)	10.5	(1.7)
Accounts payable	(0.6)	3.0	2.4
Income taxes	4.3	2.9	7.2
Accrued interest	67.7	(74.3)	(6.6)
Accrued expenses and other	(20.6)	27.1	6.5

Net cash provided by operating activities	$131.3	$20.1	$151.4
Capital expenditures	(36.5)	(52.3)	(88.8)

Free Cash Flow*	$94.8	$(32.2)	$62.6
Acquisitions, net of cash acquired	(9.6)	(6.8)	(16.4)
Proceeds from sales/maturities of investments	3.8	7.9	11.7
Proceeds from sale of property and equipment	-	4.8	4.8
Loss on bond repurchase	-	(1.2)	(1.2)
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(1.0)
Add back: cash paid for interest	56.3	194.5	250.8
Effect of exchange rates on cash	5.1	2.1	7.2

Unlevered Free Cash Flow* (1)	$150.2	$168.3	$318.5

(1) Cash flow that does not take into account the interest payments required on outstanding debt, among other financing and investing activities. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).

* See Non-GAAP Financial Measures Disclosure